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                                                                    EXHIBIT 10.5





                      REPAYMENT AND STOCK PLEDGE AGREEMENT

         This REPAYMENT AND STOCK PLEDGE AGREEMENT dated as of July 22, 2002, 2002 is made and entered into by and between Dayton Superior Corporation, an Ohio corporation (the "Company"), and Stephen R. Morrey (the "Pledgor").

                                    RECITALS

         A. The Pledgor desires for the Company to make a loan to him in the aggregate principal amount of $350,015, and the Company is willing to make such loan if the Pledgor pledges and grants to the Company a security interest in certain Common Shares, without par value, of the Company (the "Shares") held by the Pledgor.

         B. To evidence the loan being made by the Company to the Pledgor, the Pledgor is delivering to the Company two promissory notes of the Pledgor, each in the amount of $175,000 and each dated the date hereof (the "Notes").

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. LOAN. Concurrently with the execution and delivery of this Agreement, the Company has made a loan in the aggregate amount of $350,000 to the Pledgor, and the Pledgor has executed and delivered the Notes to the Company to evidence such loan.

2.       PLEDGE.

         (a) As security for the payment and performance of all obligations of the Pledgor on the Notes, including the payment of the principal of and interest on the Notes, and in order to secure the Pledgor's obligations under this Agreement, the Pledgor hereby delivers, pledges and assigns the Pledged Securities (as hereinafter defined) to the Company and creates in the Company a security interest in the Pledged Securities.

         (b) The "Pledged Securities" under this Agreement shall consist of the Shares held by the Pledgor and all securities, certificates and instruments representing or evidencing ownership of the Pledged Securities hereunder, and all proceeds and products of any Pledged Securities hereunder, including, without limitation, stock, cash, property or other dividends, securities, rights and other property now or hereafter at any time or from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of such Pledged Securities including proceeds delivered to the Company pursuant to Section 3 and any substituted or additional Pledged Securities required to be supplied under the terms of this Agreement.


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3.       REPAYMENT. The Company acknowledges that the Shares are subject to the
Management Stockholders' Agreement dated June 16, 2000 by and between the Company, Odyssey Investment Partners Fund, L.P. ("Odyssey") and certain management shareholders of the Company (the "Management Stockholders Agreement") which contains certain restrictions and other provisions applicable to the Shares. The Pledgor hereby agrees that if the Pledgor (or any "Permitted Transferee," as defined in the Management Stockholders Agreement) shall have received at any time any cash payment or other distribution in respect of, or upon transfer, sale or other disposition of, the Pledged Securities, then and in each case until all of the Notes (including interest) are paid in full, the Pledgor shall immediately deliver (or cause such Permitted Transferee to deliver) to the Company any such cash payments or other distributions in partial or full payment of the principal of and interest on the Notes. The Company shall apply the proceeds of any such sale to the repayment of the Notes in such order as the Company may determine in its sole discretion.

4. ADMINISTRATION OF PLEDGED SECURITIES. The following provisions shall govern the administration of the Pledged Securities:

         (a) So long as no Event of Default (as defined below) has occurred and is continuing the Pledgor shall be entitled to act with respect to the Pledged Securities in any manner not inconsistent with this Agreement, the Management Stockholders Agreement, the Notes, or any document or instrument delivered or to be delivered pursuant to or in connection with any of them.

         (b) The Pledgor shall immediately upon request by the Company and in confirmation of the security interests hereby created, execute and deliver to the Company such further instruments, deeds, transfers, assurances and agreements, in form and substance as the Company shall request, including any financing statement and amendments thereto, or any other documents, as required under Ohio law and other applicable law to protect the security interests created hereunder.

5. REPRESENTATIONS AND WARRANTIES OF THE PLEDGOR. The Pledgor hereby represents and warrants as of the date hereof to the Company as follows:

         (a) The Pledgor has the full legal capacity to execute, deliver and perform this Agreement, and this Agreement is his legal, valid and binding obligation, enforceable against him in accordance with its terms.

         (b) The execution and delivery by the Pledgor of this Agreement, the consummation of the transactions contemplated hereby and the performance by Pledgor of his obligations hereunder will not conflict with or result in any violation of or default under any agreement or instrument to which he is a party or by which he or any of his properties is bound, or any license, permit, franchise, judgment, order, writ, decree, statute, rule or regulation applicable to him or his business or properties.

6. DEFAULTS. The occurrence of any one or more of the following events or conditions shall constitute an "Event of Default" under this Agreement:


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         (a) The Pledgor fails to make any principal or interest payment required pursuant to any Note within 30 days of the due date therefor.

         (b) The Pledgor makes or has made or furnishes or has furnished, any material written warranty, representation or statement to the Company in connection with this Agreement which is or was false or misleading when made or furnished.

         (c) Any lien or encumbrance other than that created by this Agreement is placed on, or any levy is made on, the Pledged Securities, or any portion thereof, or the Pledged Securities, or any portion thereof, is seized or attached pursuant to legal process, and such lien, encumbrance, levy, seizure, or attachment is not removed or released within thirty (30) days from the time such lien or encumbrance was placed thereon or such levy, seizure or attachment was effected.

         (d) The Pledgor commences any bankruptcy, reorganization or insolvency proceeding, or other proceeding under any federal, state or other law for the relief of debtors.

         (e) The Pledgor fails to obtain dismissal, within sixty (60) days after commencement thereof, of any bankruptcy, insolvency, or reorganization proceeding or other proceeding for relief under any bankruptcy law, including, without limitation, the Federal Bankruptcy Code, or any law for the relief of debtors, instituted against the Pledgor by one or more third parties, fails to oppose actively such proceeding, or, in any such proceeding defaults or files an answer admitting the material allegations upon which the proceeding was based, or alleges its willingness to have an order for relief entered or its desire to seek liquidation, reorganization or adjustment of its debts.

         (f) Any receiver, trustee or custodian is appointed by a court of competent jurisdiction to take possession of all or any substantial portion of the assets of the Pledgor and such order is not vacated within sixty days of the entry thereof.

         (g) The Pledgor shall fail generally to pay his or her debts as such debts become due.

         (h) The Pledgor shall effect or there shall otherwise occur a Transfer (as such term is defined in the Management Stockholders Agreement) not permitted under the Management Stockholders Agreement.

7.       REMEDIES IN CASE OF AN EVENT OF DEFAULT.

         (a) In case an Event of Default shall have occurred and be continuing, the Company shall have all of the remedies of a secured party under the Ohio Uniform Commercial Code, and, without limiting the foregoing, shall have the right, subject to any necessary regulatory approvals, to sell, assign and deliver the whole or, from time to time, any part of the Pledged Securities, or any interest in any part thereof, at any private sale or at public auction, with or without demand of performance or other demand, advertisement or notice of the time or place


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of sale or adjournment thereof or otherwise (except the Company shall give ten
(10) days' notice to the Pledgor of the time and place of any sale pursuant to this Section 7), for cash, and credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Company shall, in its sole discretion, determine, the Pledgor hereby waiving and releasing any and all right or equity of redemption whether before or after sale hereunder. At any such sale the Company may bid for and purchase the whole or any part of the Pledged Securities so sold free from any such right or equity of redemption. The Company shall apply the proceeds of any such sale first to the payment of all costs and expenses, including reasonable attorneys' fees, incurred by the Company in enforcing its rights under this Agreement and then to the payment of interest on and principal of the Notes, with such payments to be applied in such order as the Company determines in its sole discretion.

         (b) The Pledgor recognizes that the Company may be unable to effect a public sale of all or a part of the Pledged Securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Act"), or in the rules and regulations promulgated thereunder, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that private sales so made may be at prices and on other terms less favorable to the seller than if the Pledged Securities were sold at public sale, and that the Company has no obligation to delay the sale of the Pledged Securities for the period of time necessary to permit the registration of the Pledged Securities for public sale under the Act; provided, however, that no private sale shall be made of the Pledged Securities to any Affiliate (as defined in the Management Stockholders Agreement) of the Company or Odyssey at a price per share of Common Stock less than the lesser of (i) the then Fair Market Value per share or (ii) the Initial Price per Share of such Shares (as each term is defined in the Management Stockholders Agreement), subject to adjustment to reflect any stock split, stock dividend, combination of shares, merger or other adjustment to the Shares. The Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

         (c) If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or disposition by the Company of the Pledged Securities pursuant to this Section 7, or any partial disposition of the Pledged Securities, the Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use his or her best efforts to secure the same.

         (d) Neither failure nor delay on the part of the Company to exercise any right, remedy, power or privilege provided for herein or by statute or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

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8.       PLEDGOR'S OBLIGATIONS NOT AFFECTED. The obligations of the Pledgor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by: (a) any subordination, amendment or modification of or addition or supplement to the Management Stockholders Agreement or any Note, or any assignment or transfer of either thereof; (b) any exercise or non-exercise by the Company of any right, remedy, power or privilege under or in respect of this Agreement, the Management Stockholders Agreement or any Note, or any waiver of any such right, remedy, power or privilege; (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement, the Management Stockholders Agreement or any Note, or any assignment or transfer of any thereof; or (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like, of the Company or its successors, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

9. TRANSFERS BY PLEDGOR. The Pledgor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber the Pledged Securities or any interest therein, except pursuant to the Management Stockholders Agreement. In the event the Pledgor transfers any pledged securities to a Permitted Transferee, the Pledgor shall cause such Permitted Transferee to become a party to a Repayment and Stock Pledge Agreement with terms and conditions substantially similar to those contained herein.

10. ATTORNEY-IN-FACT. The Company or its successor is hereby appointed the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Company reasonably may deem necessary or advisable to accomplish the purposes hereof, including without limitation, the execution of the applications and other instruments described in Section 7(c), which appointment as attorney-in-fact is irrevocable as one coupled with an interest.

11. TERMINATION. Upon payment in full of principal of and interest on all of the Notes and upon the due performance of and compliance with all of the provisions of all of the Notes, this Agreement shall terminate, and the Pledgor shall be entitled to the return of such of the Pledged Securities as has not theretofore been sold, released pursuant to Section 7 or otherwise applied pursuant to the provisions of this Agreement.

12. NOTICES. All notices or other communications required or permitted to be given hereunder shall be delivered as provided in the Management Stockholders Agreement.

13. MISCELLANEOUS. The Company and its assigns shall have no obligation in respect of the Pledged Securities, except to hold and dispose of the same in accordance with the terms of this Agreement. This Agreement and any provisions hereof may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the amendment, modification, waiver, discharge or termination is sought. The provisions of this Agreement shall be binding upon the successors and assigns of the Pledgor. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Ohio, without regard to the conflicts of laws rules thereof. This Agreement may be executed simultaneously in several counterparts, each of which is an original, but all of which together shall constitute one instrument.



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                            [signature page follows]











































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         IN WITNESS WHEREOF, the parties hereto have caused this Repayment and
Stock Pledge Agreement to be executed and delivered as of the date first above written.





                             DAYTON SUPERIOR CORPORATION,
                             an Ohio corporation


                             By:   /s/ Alan F. McIlroy
                                   ---------------------------

                             Its:  Vice President and Chief Financial Officer
                                   ------------------------------------------


                             STEPHEN R. MORREY


                             /s/ Stephen R. Morrey
                             ----------------------------------
                             (Signature)







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